Evanston Alternative Opportunities Fund

Schedule of Investments

(Unaudited)

December 31, 2020

Investments in Portfolio Funds*	First Acquisition Date	Cost	Fair Value	Percentage of Net Assets	Liquidity**

Event Driven(a)

Redwood Opportunity Offshore Fund, Ltd.	7/1/2020	$1,500,000	$1,727,545	3.98%	Quarterly

Silver Point Capital Offshore Fund, Ltd.	1/1/2016	2,130,612	2,962,033	6.83	Annually

Total Event Driven		3,630,612	4,689,578	10.81

Global Asset Allocation(b)

Rokos Global Macro Fund Limited	11/1/2015	2,489,839	4,101,547	9.45	Monthly

Total Global Asset Allocation		2,489,839	4,101,547	9.45

Long-Short(c)

Biomedical Offshore Value Fund, Ltd.	3/1/2019	1,500,000	1,875,750	4.32	Quarterly

Eversept Global Healthcare Offshore Fund, Ltd.	12/1/2020	1,650,000	1,699,455	3.92	Quarterly

Matrix Capital Management Fund (Offshore) Ltd.	7/1/2014	788,842	2,036,586	4.69	Quarterly

Oxbow Fund (Offshore) Limited	9/1/2015	1,000,753	2,033,895	4.69	Quarterly

Pelham Global Financials Fund Ltd***	7/1/2018	1,675,800	2,286,026	5.27	Quarterly

Pleiad Asia Offshore Feeder Fund	12/1/2014	937,410	1,582,521	3.65	Quarterly

The Adelphi Europe Fund	7/1/2014	1,274,045	2,061,612	4.75	Quarterly

Whale Rock Flagship Fund Ltd.	7/1/2014	838,672	2,529,493	5.83	Quarterly

Total Long-Short		9,665,522	16,105,338	37.12

Relative Value(d)

Iguazu Investors (Cayman), SPC	7/1/2014	1,278,071	1,921,002	4.42	Quarterly

Pine River Fixed Income Fund Ltd.	7/1/2014	4,193	2,572	0.01	N/A*****

Steelhead Pathfinder Fund Ltd.	1/1/2020	1,800,000	1,977,503	4.56	Monthly

Triton Fund, Ltd.***	7/1/2014	303,088	155,213	0.36	N/A*****

Total Relative Value		3,385,352	4,056,290	9.35

Multi-Discipline(e)

Anchorage Capital Partners Offshore, Ltd.	7/1/2014	2,099,708	2,385,655	5.50	Annually

Castle Hook Offshore Fund Ltd.	1/1/2017	1,076,043	1,597,285	3.68	Quarterly

Crake Global Feeder Fund ICAV****	10/1/2019	2,000,000	3,068,541	7.07	Monthly

Diameter Offshore Fund LP	9/1/2017	2,250,000	3,213,256	7.41	Quarterly

Sachem Head Offshore Ltd.	7/1/2014	788,894	1,594,216	3.67	Quarterly

TIG Zebedee Focus Fund Limited	7/1/2014	1,492,465	1,998,027	4.60	Monthly

Total Multi-Discipline		9,707,110	13,856,980	31.93

Total investments in Portfolio Funds		$28,878,435	42,809,733	98.66

Remaining assets less liabilities			580,580	1.34

Net assets			$43,390,313	100.00%

Evanston Alternative Opportunities Fund

Schedule of Investments (continued)

(Unaudited)

December 31, 2020

Investments by Strategy (as a percentage of total investments)

Event Driven	10.95%

Global Asset Allocation	9.58

Long-Short	37.62

Relative Value	9.48

Multi-Discipline	32.37

Total	100.00%

*	Investments in Portfolio Funds are non-income producing. All Portfolio Funds are domiciled in the Cayman Islands, unless otherwise noted.

**

Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods range from 30 to 120 days. If applicable, the lock up period is 12 months.

***	These Portfolio Funds are domiciled in Bermuda.

****	This Portfolio Fund is domiciled in Ireland.

*****	These Portfolio Funds are not redeemable; rather the Fund receives distributions through the liquidation of the underlying assets of these Portfolio Funds.

(a)

Event driven strategies involve investing in opportunities created by significant transaction events, such as spin-offs, mergers and acquisitions, and reorganizations. These strategies include but are not limited to risk arbitrage, distressed situations investing, special situations, and opportunistic investing.

(b)

Global asset allocation strategies seek to exploit opportunities in various global markets. Portfolio Funds employing these strategies have a broad mandate to invest in those markets and instruments which they believe provide the best opportunity. Portfolio Funds employing a global asset allocation strategy may take positions in currencies, sovereign bonds, global equities and equity indices, or commodities.

(c)

Long-short strategies seek to profit by taking positions in equities and generally involve fundamental analysis in the investment decision process. Portfolio Fund Managers in these strategies tend to be “stock pickers” and typically manage market exposure by shifting allocations between long and short investments depending on market conditions and outlook. Long-short strategies may comprise investments in one or multiple countries, including emerging markets and one or multiple sectors.

(d)

Relative value strategies seek to profit by exploiting pricing inefficiencies between related instruments while remaining long-term neutral to directional price movements in any one market. Relative value strategies consist of an exposure to some second order aspect of the market.

(e)	Multi-discipline managers employ a combination of any of the above mentioned strategies.

Evanston Alternative Opportunities Fund

Fair Value Measurement

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), investments in Portfolio Funds valued at NAV are not required to be included in the fair value hierarchy. As such, investments in Portfolio Funds with a fair value of $42,809,733 are excluded from the fair value hierarchy as of December 31, 2020.

Federal Income Tax Information

As of December 31, 2020, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$38,574,999

Gross unrealized appreciation	$4,384,230
Gross unrealized depreciation	(149,496)

Gross unrealized appreciation/(depreciation) on investments	$4,234,734

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